                                 THE CHINA FUND, INC.





                                  SEMI-ANNUAL REPORT

                                    APRIL 30, 1997












                                            THE CHINA FUND, INC.
                                            TABLE OF CONTENTS

                                                                           PAGE
                                            Chairman's Statement              1
                                            Investment Managers' Statement    2
                                            Schedule of Investments          10
                                            Financial Statements             17
                                            Notes to Financial Statements    21
                                            Results of Annual Stockholders
                                              Meeting Voting                 24
                                            Dividends and Distributions;
                                              Dividend Reinvestment
                                              and Cash Purchase Plan         25

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------
Dear Stockholders:                                                  May 21, 1997

I am pleased to present the interim report on The China Fund, Inc. for the six months ended April 30, 1997. During the period under review, the Net Asset Value ("NAV") of the Fund increased by 40.2% to US$18.57 from US$13.24 per share while the market price increased by 27.7% to US$15.00 per share from US$11.75 per share. During the period, the stock markets in both China and Hong Kong were very strong, with the Hang Seng Index(1) up 3.4%, the Hong Kong Stock Exchange "H" share index(2) up 34.8% and the Shanghai(3) and Shenzhen(4) "B" share indices rallying 93.8% and 93.3%, respectively. As of April 30, 1997, approximately 99.6% of listed assets of the Fund were invested.

During the six months under review, activity in the primary market increased substantially. An additional 4 "B" shares were issued in the Shanghai and Shenzhen markets. The total number of Shanghai "B" shares rose to 43 while Shenzhen "B" shares increased to 44. In addition, the number of "H" shares, Chinese companies listed in Hong Kong, rose from 21 to 26.

During the six month period, the Direct Investment Manager made two new direct investments. In February 1997, the Fund subscribed for Convertible Bonds issued by Companion Marble (Holdings) Limited, a company engaged in the processing, wholesaling and retailing of and the provision of installation services for granite and marble products in Hong Kong and the PRC. In March 1997, the Fund invested in Shanghai Links Executive Community Limited, a company that holds the land use rights for a site in Shanghai, with plans to develop the site into a residential community for expatriate employees of multinational corporations operating in Shanghai.

As of April 30, 1997, the Fund's Direct Investment Portfolio included investments in telecommunications, property development, refrigerator manufacturing, sanitaryware manufacturing and distribution, textiles, glass, tollroad operations, granite and marble products.

Selective liberalization of credit restrictions beginning in mid-year 1996 has helped the Chinese equity markets. We remain confident that the excellent long term potential for Chinese economic growth will continue to provide rewarding investment opportunities.

We thank you for your continuing support and for your interest in the Fund. If you have questions or comments concerning the Fund, we invite you to call (toll free) 1-888-CHN-CALL (246-2255).

Sincerely,



John W. English
Chairman

(1) Official index released by the Hong Kong Stock Exchange which tracks the performance of the Hong Kong Stock Market. The index consists of 33 constituent stocks weighted by market capitalization which is representative of the stock market.
(2) Official index release by the Hong Kong Stock Exchange which tracks the performance of the Chinese companies that are listed on the Hong Kong Stock market which are also referred to as "H" shares.
(3) Index released by the Shanghai Stock Exchange to track the performance of stock listings in Shanghai designated for foreign investors which are referred to as "B" shares.
(4) Index released by the Shenzhen Stock Exchange to track the performance of stocks listed in Shenzhen designated for foreign investors which are referred to as "B" shares.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT
-------------------------------------------------------------------------------
Dear Stockholders:
                                                                    May 21, 1997
REVIEW OF LISTED INVESTMENTS
MARKET REVIEW
The Hong Kong equity market closed the six month period under review 3.4% higher and was characterized by a high degree of volatility. The market started the period positively amid optimism over an improved economic outlook and a buoyant property market. The Hang Seng Index quickly surged through the 13,000 level and finished 1996 at 13,451. The optimism continued into the new year and the Hang Seng Index exceeded the historic 14,000 mark in mid January. Subsequently, worries about possible overheating in the property market and the death of senior Chinese leader Deng Xiaoping in February initiated some profit taking. More selling was triggered by the Hong Kong Financial Secretary's budget speech which outlined a large increase in land supply for housing developments. This led to concerns about an over supply of residential properties and dampened share prices of property stocks. This, coupled with the increase in US interest rates, forced the Hang Seng Index to as low as 11,952 in early April, despite satisfactory corporate results. Towards the end of April, amid better sentiment in the US financial markets and signs of stability in property prices, the Hang Seng Index rebounded to finish April just below the 13,000 level, at 12,903, representing a gain of 426 points or 3.4% over the period under review.

The Chinese equity markets posted strong performances during the period under review. In November, the "H" share market reversed its down trend as bargain hunting emerged. Buying momentum continued through December with the Hong Kong Stock Exchange "H" share index gaining 20.7% during the month. The strong performance towards the end of the year was due to a combination of capital inflow from China and overseas and the general expectation of an earnings turn around in 1997. The market had a slight correction during January. Rumors of Deng Xiaoping's death further dampened investors' sentiment throughout the early part of February. However, with the official news of Deng's death on February 20, the "H" share market rebounded to close the month up 6.3% as the market did not expect any major challenge to President Jiang Zemin's leadership after Deng's death. The "H" share market consolidated briefly in March but investors returned to the market in April as the outlook for China's economy improved, leading to better earnings prospects in the future.

The Shanghai "B" share market was very strong during the period under review. In November, the Shanghai "B" share index fell to a 1996 low of 44.86. However, the market saw a sharp rebound primarily driven by the news that local investors would be allowed to buy "B" shares. Speculation that the government would further implement measures to stimulate the "B" share markets also boosted sentiment. In early December, the market consolidated briefly in response to the implementation of a 10% daily price fluctuation limit on both the Shanghai and Shenzhen stock markets. However, strong market liquidity created by the steep reduction in bank deposit rates by an average of 2.5% in 1996, and the improved outlook for China's economy soon led to a price recovery. We saw a slight correction during January, but the market managed to recover from its earlier losses towards the end of

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
-------------------------------------------------------------------------------
REVIEW OF LISTED INVESTMENTS (CONTINUED)
February as political stability was expected to be maintained following
Deng's death. The "B" share markets continued their upward momentum in March and April. Rumors of interest rate and reserve requirement ratio reductions in April, coupled with high dividend payouts and potential asset injection stories further lifted investors' sentiment.

The Shenzhen "B" share market also registered strong gains during the period under review. The volatility of the Shenzhen "B" share market was quite similar to that of the Shanghai "B" share market. The removal of inflation subsidies on long term deposits, a reduction in market transaction fees and interest rate cuts in 1996, continued to stimulate strong local buying interest. As of April 30, 1997, for the listed portion of the Fund, Hong Kong listed companies accounted for 65.2%, "H" shares 15.0%, Shanghai "B" shares 11.0%, Shenzhen "B" shares 4.1%, "N" shares (5) 3.4%, Singapore listed China stocks 0.9% with 0.4% in cash. During the year, there were a number of companies listed on both the Hong Kong and China stock markets, which offer exposure to China. As of the end of April 1997, there were 87 "B" share listings (43 in Shanghai and 44 in Shenzhen), 26 "H" shares and 6 "N" shares.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
-------------------------------------------------------------------------------
REVIEW OF LISTED INVESTMENTS (CONTINUED)
PORTFOLIO REVIEW
The following table presents the Fund's portfolio allocation of listed investments between the various sectors by market value as of April 30, 1997 and October 31, 1996:


                                                 4/30/97         10/31/96
                                                 -------         --------
HONG KONG              Conglomerate               25.7%            19.4%
                       Industrial                 15.5             20.9
                       Property                   17.3             25.3
                       Service                     4.3              2.8
                       Utility                     0.0              2.9
                       Transportation              2.4              2.0
                                                 -----            -----
                                                  65.2             73.3
                                                 -----            -----
"H" SHARES             Industrial                  7.8              6.4
                       Utility                     1.8              0.0
                       Transportation              5.4              3.3
                                                 -----            -----
                                                  15.0              9.7
                                                 -----            -----
                       HONG KONG SUB-TOTAL        80.2             83.0
                                                 -----            -----
SHANGHAI "B" SHARES    Industrial                  3.1              5.4
                       Property                    2.2              0.0
                       Service                     1.8              1.6
                       Transportation              2.4              1.4
                       Utility                     1.5              0.9
                                                 -----            -----
                                                  11.0              9.3
                                                 -----            -----
SHENZHEN "B" SHARES    Industrial                  3.4              2.7
                       Transportation              0.7              1.1
                                                 -----            -----
                                                   4.1              3.8
                                                 -----            -----
"N" SHARES             Power                       3.4              2.8
                                                 -----            -----
                       CHINA SUB-TOTAL            18.5             15.9
                                                 -----            -----
SINGAPORE              Service                     0.9              1.0
                                                 -----            -----
CASH                                               0.4              0.1
                                                 -----            -----
                       TOTAL                     100.0%           100.0%
                                                 -----            -----
                                                 -----            -----


THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
--------------------------------------------------------------------------------
REVIEW OF LISTED INVESTMENTS (continued)
During the period under review, the Fund reduced its weighting in Hong Kong, bringing the exposure to 65.2% from 73.3%. The Fund's weighting in the "H" share sector has increased significantly from 9.7% to 15.0% and exposure in "N" shares also increased slightly to 3.4%. The Fund's cash position was increased to 0.4% from 0.1%.

The Listed Investment Manager has continued to restructure the Hong Kong equity portion of the Fund by reducing weighting in the property sector. The Fund's position in Sun Hung Kai Properties, a blue chip Hong Kong developer, and Henderson Investment, a property investor and an investment arm of Henderson Land in Hong Kong was eliminated. We grew more cautious on the property sector as the government introduced measures to cool the property market in Hong Kong. However, we have increased our holding in Cheung Kong Infrastructure on the belief that the company's strong reputation will allow it to participate in lucrative projects across China. The Fund's exposure to the utility sector has been eliminated as a result of the sale of Hong Kong Telecom and Consolidated Electric Power Asia. Consolidated Electric Power Asia was privatized after it was bought by SEI Holdings, a subsidiary of Southern Company from the US. We have also eliminated some small industrial holdings such as MC Packaging, Fountain Set, Yip's Hang Cheung and Tingyi over the period. Shanghai Industrial Holdings has been re-classified in the conglomerate sector from the industrial sector since the company has been transformed from a pure industrial company into a conglomerate with a diversified range of businesses. As a result, the Fund's weighting in the conglomerate sector increased to 25.7% from 19.4%. The Fund has also raised its exposure in the service sector by acquiring a position in Glorious Sun, a retailer of casual wear in China benefiting from strong retail sales in China.

The Fund's weighting in "H" shares has been increased substantially on the expectation of an earnings recovery as the Chinese economy improves. The Fund has added to its position in Qingling Motors in anticipation of strong earnings growth as the company has successfully gained market share and achieved higher profit margins with the introduction of a new truck model last year. The Fund also built a position in Shandong Xinhua Pharmaceutical, one of the leading domestic pharmaceutical manufacturers in China and Beijing Datang, a large independent power producer in China. In addition, the Fund acquired a position in China Eastern Airline, one of China's three largest airlines with a base in Shanghai, a major business center of China. Moreover, the Fund has increased exposure to Zhenhai Refining, one of China's largest oil refining plants benefiting from rising demand as Chinese economic growth recovers. The Fund has sold its position in Shanghai Petrochemical and Jilin Chemical, expecting poor earnings given the cyclical downturn in the global petrochemical industry.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
-------------------------------------------------------------------------------
REVIEW OF LISTED INVESTMENTS (CONTINUED)
The Fund's weighting in the Shanghai "B" share market also has been increased. The Fund bought Shanghai Lujiazui, a major land developer in the Shanghai Pudong area, which will be the new business center of Shanghai in the next few years. The Fund has taken profits in the shares of Eastern Communication, a mobile phone system maker on concerns over their weaker earnings outlook. The Fund has disposed of its holdings in Shanghai Huaxin Cement, Shanghai Post and Telecom, and Shanghai Refrigerator Compressor, as we expect the earnings momentum for these companies to decelerate. In Shenzhen, the Fund's weighting has been increased mainly as a result of the outperformance of the Shenzhen market during the period under review.

The following is a summary of the Fund's Top Ten Listed Investments at April 30, 1997:


                                                  NUMBER           MARKET         PERCENT
                                                 OF SHARES       VALUE (US$)       OF NAV
                                                ----------       -----------      ---------
Shanghai Industrial Holdings, Ltd.              1,705,000        $9,596,334         4.8%
Ng Fung Hong, Ltd.                              6,476,000         8,694,301         4.3%
China Resources Enterprise, Ltd.                3,000,000         8,287,614         4.1%
New World Development Co., Ltd.                 1,315,000         7,588,008         3.8%
Citic Pacific, Ltd.                             1,150,000         6,220,229         3.1%
China Merchants Hai Hong Holdings Co., Ltd.     5,610,000         6,010,844         3.0%
Hutchison Whampoa, Ltd.                           760,000         5,641,257         2.8%
Leading Spirit Holdings Co., Ltd.              23,465,600         4,846,700         2.4%
Cheung Kong Holdings, Ltd.                        535,000         4,696,314         2.3%
Zhenhai Refining & Chemical Co., Ltd.           9,530,000         4,059,769         2.0%


REVIEW OF DIRECT INVESTMENTS
As of April 30, 1997, approximately 98% of the Fund's direct investment assets were committed for investment in eleven companies. A description of the direct investments is set forth below.

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC owns a property development project in Dongguan, Guangdong Province China. Dongguan New World Gardens (the "Project") is engaged in the development and sale of 10,000 units of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a site of 466,666 square meters. The Project, part of Fucheng New Town, is situated close to the city center, and will be developed in phases over a period of six to eight years. At April 30, 1997, NWSC had completed construction of Phases 1 to 4 and Phase 5 was under construction. NWSC had sold 100% of Phases 1 to 3, 83% of Phase 4 and 14% of Phase 5 as of April 30, 1997. The Fund's investment is valued at cost.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
-------------------------------------------------------------------------------
REVIEW OF DIRECT INVESTMENTS (CONTINUED)
GUANGDONG KELON ELECTRICAL HOLDINGS COMPANY LIMITED ("KELON"),
Kelon is engaged in the manufacture and sale of refrigerators in China. It has been the market leader in the PRC refrigerator market in terms of both production and sales volume since 1991. Kelon is currently listed, as a Hong Kong "H" share, on The Stock Exchange of Hong Kong Limited. The value of the Fund's Kelon shares as of April 30, 1997 was US$16.8 million compared with a cost of US$5.8 million.

CM TELECOM INTERNATIONAL LIMITED ("CHINA MOTION")
China Motion is engaged in the marketing of telecommunications related products including paging systems, pagers, transmitters and cables, and the provision of paging services in Hong Kong. China Motion owns a 30% interest in an associated company which operates a cross-border paging service between Hong Kong and the Province of Guangdong. China Motion is currently listed on the Foreign Board of the Stock Exchange of Singapore. The value of the Fund's investment in China Motion as of April 30, 1997 was US$4.3 million compared with a cost of US$2.9 million.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established to produce and distribute a complete line of high quality sanitaryware for American Standard Inc., ("ASI"), a US-based world leader in the manufacturing of plumbing products, through the acquisition of majority equity stakes in operating and newly established joint ventures in China. ASI provides management support, technology know-how and the use of the American Standard trade name. The Fund's investment is valued at cost.

SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
Siu Fung is an investment holding company which owns a group of joint ventures in China engaged in the manufacture and sale of ceramic products, including tiles and sanitaryware. Siu Fung's major shareholder is Siu Fung Ceramics Holdings Limited ("SFH"), a listed company on The Stock Exchange of Hong Kong Limited (the "HKSE"), which is engaged primarily in marketing and manufacturing production equipment for ceramic products.

Due to the cash flow shortage experienced by Siu Fung and other companies within the SFH group, the company has been unable to service its debt obligations as they have come due. In addition, Siu Fung has been unable to generate sufficient funds from its operations to fund its working capital requirements. The trading in the shares of SFH on the HKSE has been suspended since October 28, 1996.

Although a number of parties have expressed an interest in acquiring the assets of Siu Fung or investing in SFH, in light of the uncertainty over the recovery of the Fund's investment in Siu Fung, in October 1996, the Board of Directors decreased the value of the Fund's direct investment in Siu Fung from US$8.0 million to zero.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
-------------------------------------------------------------------------------
REVIEW OF DIRECT INVESTMENTS (CONTINUED)
WING HONG HOLDINGS LIMITED ("WING HONG")
Wing Hong was a vertically integrated cashmere yarn and knitwear manufacturer. Wing Hong exported private-label knitwear through importers and wholesalers to up-market retailers. During its financial year to March 31, 1996, Wing Hong experienced a substantial downturn in sales. As a result, the main operating subsidiary of Wing Hong went into liquidation in May 1996. In 1996 the Board of Directors decreased the value of Fund's direct investment in Wing Hong from US$3.75 million to zero.

CHINA SOUTHERN GLASS HOLDING COMPANY LIMITED ("CHINA SOUTHERN GLASS")
China Southern Glass is one of the leading processed glass manufacturers in China and one of the first companies to issue "B" shares to foreign investors for trading on the Shenzhen Stock Exchange in 1992. China Southern Glass is expanding through the establishment of a float glass production plant utilizing western technologies and equipment. The value of the Fund's investment in China Southern Glass as of April 30, 1997 was US$4.3 million compared with a cost of US$2.4 million.

WAI KEE CHINA INVESTMENTS (BVI) COMPANY LIMITED ("WAI KEE")
Wai Kee is an investment holding company that owns a group of companies and joint ventures (the "Group") in China engaged in tollroad operations, building materials manufacturing and trading, construction equipment trading and quarry concession operations. The Group has concessions to operate eighteen tollroads in China. Wai Kee's major shareholder is Wai Kee Holdings Limited, a listed company on the HKSE, which is engaged in quarrying, civil engineering and dredging in Hong Kong. The Fund's investment is valued at cost. However, the Fund is expected to be able to exercise a right to convert its investment in Wai Kee into the listed shares of Wai Kee's parent, Wai Kee Holdings Limited ("WKH") at a conversion price of HK$1.34 in July 2000. The share price of WKH as of April 30, 1997 was HK$1.73.

ROAD KING INFRASTRUCTURE LIMITED ("ROAD KING")
Road King holds interests in and operates eighteen tollroads located in China with a combined length of approximately 610 kilometers. Road King is a 45% subsidiary of Wai Kee China Investments (BVI) Company Limited, a company in which the Fund has an existing investment. Road King is currently listed on the HKSE. The value of the Fund's Road King shares as of April 30, 1997 was US$1.9 million compared with a cost of US$2.0 million

COMPANION MARBLE (HOLDINGS) LIMITED ("CML")
CML, through its various subsidiaries, is engaged in the processing, wholesaling and retailing of and the provision of installation services for granite and marble products in Hong Kong and China. CML operates three granite and marble processing workshops, two located in Hong Kong and one at Dongguan that commenced operations at a new 30,000 square meters block cutting factory in October 1996. The Fund's investment is valued at US$0.96 million compared with a cost of US$0.65 million. In August 1997, the Convertible Bond held by the Fund is convertible into the listed shares of CML.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
-------------------------------------------------------------------------------
REVIEW OF DIRECT INVESTMENTS (CONTINUED)
SHANGHAI LINKS EXECUTIVE COMMUNITY LIMITED ("SLEC")
SLEC is a company incorporated to develop and manage a high quality, western style residential community providing residences, school, healthcare and recreational facilities in Shanghai. SLEC owns the land use rights for a site of 1.4 million square meters where a total of 474 custom-built detached villas and 326 apartments will be constructed. The villas and apartments will be leased mainly to the expatriate employees of multinational corporations. The Fund's investment is valued at cost.

Sincerely,
Stella S.M. Yiu, Listed Investment Manager
David F.J. Paterson, Direct Investment Manager

LISTED INVESTMENT MANAGER
-------------------------
Ms. Stella S.M. Yiu has served as the portfolio manager for the Fund's portfolio of listed securities since December 1993. Ms. Yiu holds a Bachelor of Arts degree in economics from Saint
Catharine's College, Cambridge University. She is currently an executive director of HSBC
Asset Management Hong Kong Limited responsible for managing investments and formulating strategies for the Asia-Pacific equity markets. She has had over eleven years of experience in portfolio management in
Asia. Prior to joining HSBC Asset Management
Hong Kong Limited, Ms. Yiu held a senior investment position at GT Management, with responsibilities for Asian regional equity funds and dedicated country portfolios.

DIRECT INVESTMENT MANAGER
-------------------------

Mr. David F.J. Paterson has served as the portfolio manager for the Fund's direct investment portfolio since the Fund's inception. Mr. Paterson holds a MA (Hons.) degree from Oriel College, Oxford, England. In addition to being a director of the Fund, he is a director and 25% owner of HSBC Private Equity Management Hong Kong Limited and has served as Managing Director of HSBC Private Equity Management Limited since 1988. Over his 26 years of business experience, he has also served as Managing Director of Bond Corporation International Limited, Managing Director of Arabian Gulf Investments (Far
East) Limited, Finance Director of Swire Properties Limited, Finance Director of E.C. (Holdings) Limited, a corporate finance executive with Samuel Montagu & Co. Limited and a chartered accountant with Price Waterhouse & Co. Mr. Paterson is also a Fellow of the Institute of Chartered Accountants in England and Wales and a Fellow of the Hong Kong Society of Accountants.

(5) Chinese companies that are listed on the New York Stock Exchange. As of April 30, 1997, there were 6 such listings.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

        NAME OF ISSUER
      AND TITLE OF ISSUE                                             SHARES         VALUE (NOTE A)
      ------------------                                             ------         --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA - SHANGHAI "B" SHARES
  ELECTRIC UTILITIES - (1.2%)
    Heilongjiang Electric Power Co., Ltd..........................  2,694,500           $  2,398,105
                                                                                        ------------
  INDUSTRIALS - (0.6%)
    Shanghai Diesel Engine Co., Ltd...............................  2,651,360              1,293,863
                                                                                        ------------
  PROPERTY DEVELOPER - (1.7%)
    Shanghai Lujiazui Finance and Trade Zone Development Co., Ltd.  2,336,181              3,485,582
                                                                                        ------------
  RETAIL TRADE - (0.3%)
    Kai Kai Industrial Co., Ltd...................................  1,000,000                488,528
                                                                                        ------------
  TEXTILE - (1.9%)
    Inner Mongolia Erdos Cashmere Products Co., Ltd...............  1,368,100              1,296,959
    Shanghai Worldbest Co., Ltd...................................  3,985,000              2,478,670
                                                                                        ------------
                                                                                           3,775,629
                                                                                        ------------
  TRANSPORTATION - (1.9%)
    Shanghai Dazhong Taxi Co., Ltd................................    993,070              1,698,150
    Tientsin Marine Shipping Co., Ltd.*...........................  3,463,000              2,209,394
                                                                                        ------------
                                                                                           3,907,544
                                                                                        ------------
  TRAVEL & TOURISM - (1.2%)
    Huangshan Tourism Development Co., Ltd.*......................  2,826,000              2,430,360
                                                                                        ------------
      TOTAL SHANGHAI "B" SHARES - (Cost $9,453,923)                               8.8%    17,779,611
                                                                                 -----  ------------
CHINA - SHENZHEN "B" SHARES
  FOOD & BEVERAGES - (0.9%)
    Anhui Gujing Distillery Co., Ltd.*............................  1,240,900              1,842,167
                                                                                        ------------

  INDUSTRIALS - (0.7%)
    Changchai Co., Ltd............................................  1,305,300              1,413,731
                                                                                        ------------

  HOUSEHOLD APPLIANCE - (1.2%)
    Wuxi Little Swan Co., Ltd.*...................................  1,343,082              2,253,930
                                                                                        ------------

See notes to financial statements.
                                        10

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

        NAME OF ISSUER
      AND TITLE OF ISSUE                                             SHARES         VALUE (NOTE A)
      ------------------                                             ------         --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
CHINA - SHENZHEN "B" SHARES (continued)
  INFRASTRUCTURE - (0.5%)
    Guangdong Province Expressway Development Co., Ltd.*..........    845,800           $  1,020,878
                                                                                        ------------
      TOTAL SHENZHEN "B" SHARES - (Cost $3,391,542)                              3.3%      6,530,706
                                                                                -----   ------------
      TOTAL CHINA - (Cost $12,845,465)                                          12.1%     24,310,317
                                                                                -----   ------------
HONG KONG
  AUTO PARTS - (1.4%)
    Innovative International Holdings, Ltd........................  6,300,000              2,724,456
                                                                                        ------------
  CONTAINERS & PACKAGING - (0.6%)
    Sinocan Holdings, Ltd.........................................  3,000,000              1,190,860
                                                                                        ------------
  DIVERSIFIED - (17.8%)
    China Resources Enterprise, Ltd...............................  3,000,000              8,287,614
    Citic Pacific, Ltd............................................  1,150,000              6,220,229
    Guangdong Investment, Ltd.....................................  3,206,000              3,000,516
    Guangzhou Investment Co., Ltd.................................  6,430,000              3,050,442
    Hutchison Whampoa, Ltd........................................    760,000              5,641,257
    Shanghai Industrial Holdings, Ltd.............................  1,705,000              9,596,334
                                                                                        ------------
                                                                                          35,796,392
                                                                                        ------------
  DRUGS & HEALTH CARE - (0.8%)
    China Pharmaceutical Enterprise & Investment Corp., Ltd.......  8,300,000              1,607,177
                                                                                        ------------
  ELECTRONICS - (2.8%)
    Kingboard Chemical Holdings, Ltd..............................  3,000,000                724,198
    Leading Spirit Holdings Co., Ltd.............................. 23,465,600              4,846,700
                                                                                        ------------
                                                                                           5,570,898
                                                                                        ------------
  FINANCE - (1.2%)
    China Everbright IHD..........................................  2,520,000              2,521,139
                                                                                        ------------

See notes to financial statements.
THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

        NAME OF ISSUER
      AND TITLE OF ISSUE                                             SHARES         VALUE (NOTE A)
      ------------------                                             ------         --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
HONG KONG (continued)
  FOOD & BEVERAGES - (4.7%)
    China Food Holdings, Ltd......................................  4,000,000           $    857,161
    Ng Fung Hong, Ltd.............................................  6,476,000              8,694,301
                                                                                        ------------
                                                                                           9,551,462
                                                                                        ------------
  HOUSEHOLD APPLIANCES - (0.5%)
    Hualing Holdings, Ltd.........................................  7,100,000              1,072,355
                                                                                        ------------
  INDUSTRIALS - (0.7%)
    China Everbright International, Ltd...........................  7,000,000              1,454,851
                                                                                        ------------
  INFRASTRUCTURE - (3.2%)
    Cheung Kong Infrastructure....................................    927,000              2,626,690
    New World Infrastructure, Ltd.................................  1,350,000              3,816,562
                                                                                        ------------
                                                                                           6,443,252
                                                                                        ------------
  OFFICE FURNISHINGS & SUPPLIES - (0.5%)
    Lamex Holdings, Ltd...........................................  3,600,000                941,070
                                                                                        ------------
  PRINTING - (0.6%)
    Hung Hing Printing Group, Ltd.................................  2,494,000              1,126,831
                                                                                        ------------
  PROPERTY DEVELOPER - (8.4%)
    Cheung Kong Holdings, Ltd.....................................    535,000              4,696,314
    China Overseas Land & Investment, Ltd.........................  6,500,000              3,671,013
    Henderson China Holding, Ltd..................................    505,500                871,158
    New World Development Co., Ltd................................  1,315,000              7,588,008
                                                                                        ------------
                                                                                          16,826,493
                                                                                        ------------
  REAL ESTATE - (0.7%)
    Wharf Holdings, Ltd...........................................    400,000              1,512,941
                                                                                        ------------

See notes to financial statements.
                                        12

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

        NAME OF ISSUER
      AND TITLE OF ISSUE                                             SHARES         VALUE (NOTE A)
      ------------------                                             ------         --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
HONG KONG (continued)
  RETAIL TRADE - (3.4%)
    First Sign International Holdings, Ltd........................ 12,000,000           $  2,385,593
    Glorious Sun Enterprises......................................  6,088,000              3,025,728
    Goldlion Holdings, Ltd........................................  2,500,000              1,476,473
                                                                                        ------------
                                                                                           6,887,794
                                                                                        ------------
  TRANSPORTATION - (4.9%)
    China Merchants Hai Hong Holdings Co., Ltd....................  5,610,000              6,010,844
    Cosco Pacific, Ltd............................................  2,713,000              3,799,916
                                                                                        ------------
                                                                                           9,810,760
                                                                                        ------------
      TOTAL HONG KONG - (Cost $59,927,428)                                      52.2%    105,038,731
                                                                                -----   ------------
HONG KONG - "H" SHARES
  CHEMICALS - (2.0%)
    Zhenhai Refining & Chemical Co., Ltd..........................  9,530,000              4,059,769
                                                                                        ------------
  CONSTRUCTION & MINING EQUIPMENT - (0.4%)
    Luoyang Glass Co., Ltd........................................  4,000,000                748,725
                                                                                        ------------
  DRUGS & HEALTH CARE - (0.9%)
    Shandong Xinhua Pharmaceutical Co., Ltd.*.....................  4,900,000              1,755,309
                                                                                        ------------
  ELECTRIC UTILITIES - (2.8%)
    Beijing Datang Power Generation Co., Ltd.*....................  5,550,000              2,883,722
    Harbin Power Equipment Co., Ltd...............................  8,292,000              1,712,670
    Northeast Electrical Transmission & Transformation Machinery
      Manufacturing Co., Ltd......................................  6,108,000              1,111,764
                                                                                        ------------
                                                                                           5,708,156
                                                                                        ------------
  HOUSEHOLD APPLIANCES - (0.9%)
    Guangdong Kelon Electronic Holdings Co., Ltd..................  1,800,000              1,742,723
                                                                                        ------------
  STEEL - (0.3%)
    Maanshan Iron& Steel Co., Ltd.................................  3,100,000                680,307
                                                                                        ------------

See notes to financial statements.
                                        13

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

        NAME OF ISSUER
      AND TITLE OF ISSUE                                             SHARES         VALUE (NOTE A)
      ------------------                                             ------         --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
HONG KONG (continued)
  TEXTILE - (0.4%)
    Jingwei Machinery Co., Ltd....................................  5,000,000           $    800,361
                                                                                        ------------
  TRANSPORTATION - (4.3%)
    China Eastern Airlines, Corp.*................................  7,470,000              2,338,443
    Guangshen Railway Co., Ltd....................................  5,400,000              2,579,229
    Qingling Motors Co., Ltd......................................  6,876,000              3,772,414
                                                                                        ------------
                                                                                           8,690,086
                                                                                        ------------
      TOTAL HONG KONG - "H" SHARES - (Cost $20,422,110)                         12.0%     24,185,436
                                                                                -----   ------------
      TOTAL HONG KONG (INCLUDING
      "H" SHARES) - (Cost $80,349,538)                                          64.2%    129,224,167
                                                                                -----   ------------
SINGAPORE
  ELECTRONICS - (0.7%)
      Thakral Corporation, Ltd. (Cost $1,067,259).................  1,568,600              1,466,641
                                                                                        ------------
UNITED STATES - "N" SHARES
  ELECTRIC UTILITIES - (2.7%)
    Huaneng Power International, Inc.*............................     97,000              2,352,250
    Shandong Huaneng Power Development, Ltd.......................    265,000              3,080,625
                                                                                        ------------
      TOTAL UNITED STATES - "N" SHARES - (Cost $4,179,273)                       2.7%      5,432,875
                                                                                -----   ------------
      TOTAL COMMON STOCK AND OTHER
        EQUITY INTERESTS - (Cost $98,441,535)                                   79.7%    160,434,000
                                                                                -----   ------------
                                                                    PAR VALUE/
DIRECT INVESTMENTS                                                    SHARES
  CERAMIC PRODUCTS - (0.0%)
    Siu Fung Ceramics Concept Company, Ltd.
      (acquired 11/30/94)* (1)....................................      8,000                      0
                                                                                        ------------
  CONSTRUCTION - (1.0%)
    Wai Kee China Investments (BVI) Company Ltd.
      (acquired 10/23/95) (1).....................................        180              2,000,000
                                                                                        ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

        NAME OF ISSUER
      AND TITLE OF ISSUE                                             SHARES         VALUE (NOTE A)
      ------------------                                             ------         --------------
DIRECT INVESTMENTS (continued)
  GRANITE AND MARBLE PRODUCTS - (0.5%)
    Companion Marble Holdings, Ltd., convertible bond,
    6.00%, 2/2/2000 (acquired 2/20/97)*...........................  5,000,000           $    963,184
                                                                                        ------------
  HOUSEHOLD APPLIANCES - (8.3%)
    Guandong Kelon Electronic Holdings, Ltd.
      (acquired 12/1/94)(2)....................................... 17,359,518             16,807,124
                                                                                        ------------
  INDUSTRIALS - (2.2%)
    China Southern Glass Co., Ltd.................................    253,692                184,051
    China Southern Glass Holding Co., Ltd., convertible bond,
      5.25%, 7/17/00 (acquired 4/7/95)............................  2,250,000              4,141,141
                                                                                        ------------
                                                                                           4,325,192
                                                                                        ------------
  INFRASTRUCTURE - (1.0%)
    Road King Infrastructure, Ltd. (acquired 3/29/96) (3).........  1,969,200              1,944,669
                                                                                        ------------
  PLUMBING - (2.2%)
    A-S China Plumbing Products Ltd.(acquired 4/14/94)*(1)........        450              4,500,300
                                                                                        ------------
  REAL ESTATE - (1.5%)
    New World Sun City Ltd. (acquired 12/12/92)* (1)..............         83              2,958,000
                                                                                        ------------
  TELECOMMUNICATIONS - (2.1%)
    CM Telecom International, Ltd., ordinary shares
      (acquired 1/11/94 and 11/10/94) (4)......................... 15,309,760              4,305,916
                                                                                        ------------
  TEXTILE - (0.0%)
    Wing Hong Holdings Ltd. (acquired 5/31/95)* (1)...............        150                      0
                                                                                        ------------
  PROPERTY DEVELOPER - (0.5%)
    Shanghai Links Executive Community Class A preference shares
      (acquired 3/12/97)* (1).....................................    900,000                900,000
    Shanghai Links Executive Community (acquired 3/12/97)* (1)....    100,000                100,000
                                                                                        ------------
                                                                                           1,000,000
                                                                                        ------------
      TOTAL DIRECT INVESTMENTS - (Cost $35,845,909)                             19.3%     38,804,385
                                                                                -----   ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

        NAME OF ISSUER                     CURRENT    MATURITY   PRINCIPAL
      AND TITLE OF ISSUE                    YIELD    (MM/DD/YY)    AMOUNT             VALUE (NOTE A)
      ------------------                   -------   ----------  ---------            --------------
SHORT TERM INVESTMENTS
UNITED STATES
  U.S. GOVERNMENT SECURITY - (2.8%)
    United States Treasury Bill............  5.111%    06/12/97    $5,770,000    2.8%  $  5,736,064
      (Cost $5,736,064)                                                        ------  ------------

TOTAL INVESTMENTS - (Cost $140,023,508)                                        101.8%   204,974,449
OTHER ASSETS AND LIABILITIES                                                    (1.8)%   (3,547,915)
                                                                               ------  ------------
NET ASSETS                                                                     100.0%  $201,426,534
                                                                               ------  ------------
                                                                               ------  ------------


Notes to Schedule of Investments
---------------------------------
*   Denotes non-income producing security

(1) Direct investments are restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost.
    The Fund can invest up to 25% of the proceeds from any offering of Fund shares in direct investments. Direct investments are valued at fair value as determined by the Board of Directors as discussed in Notes A, B, and F to the financial statements.

(2) On July 23, 1996, the Fund's investment in Guangdong Kelon Electrical Holdings Co., Ltd. (formerly Hinca International Holdings, Ltd.) became listed on The Stock Exchange of Hong Kong Limited (the "HKSE"). On March 24, 1997, the shares became available for resale after an agreed upon lock-up period expired on March 24, 1997.

(3) On July 3, 1996, the Fund's investment in Road King Infrastructure, Ltd. became listed on the HKSE and the shares were immediately available for resale.

(4) On October 18, 1996, 75% of the Fund's investment in CM Telecom International, Ltd. became listed on the Foreign Board of the Stock Exchange of Singapore. The shares are not currently available for resale due to an agreed upon lock-up period which expires on October 17, 1997.

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

ASSETS
  Investments in listed investments, at value (cost $104,177,599) (Notes A and E).....   $166,170,064
  Investments in direct investments, at value (cost $35,845,909) (Notes A, B, E and F)     38,804,385
  Cash, including foreign currency, at value (cost $235,944)..........................        235,944
  Dividends and interest receivable...................................................        658,338
  Receivable for investments sold.....................................................        103,771
  Prepaid expenses....................................................................         28,438
  Deferred organization expenses......................................................          5,368
                                                                                         ------------
TOTAL ASSETS..........................................................................    206,006,308
                                                                                         ------------

LIABILITIES
  Payable for investments purchased...................................................      3,905,380
  Advisory fee payable (Note C).......................................................        442,150
  Administration, custodian and transfer agent fees payable...........................        112,491
  Accrued expenses and other liabilities..............................................        119,753
                                                                                         ------------
TOTAL LIABILITIES.....................................................................      4,579,774
                                                                                         ------------
TOTAL NET ASSETS......................................................................   $201,426,534
                                                                                         ------------
                                                                                         ------------

COMPOSITION OF NET ASSETS:
  Common stock, at par value.........................................................    $    108,449
  Capital paid in excess of par......................................................     145,826,374
  Undistributed net investment loss..................................................        (532,069)
  Accumulated net realized loss on investments and
    foreign currency transactions....................................................      (8,927,219)
  Net unrealized appreciation on investments
    and foreign currency transactions................................................      64,950,999
                                                                                         ------------
TOTAL NET ASSETS.....................................................................    $201,426,534
                                                                                         ------------
                                                                                         ------------

NET ASSET VALUE PER SHARE............................................................          $18.57
($201,426,534 / 10,844,937 shares of common stock outstanding)                                  ------
                                                                                               ------

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income - listed investments.............................    $   927,957
  Dividend income - direct investments.............................        531,139
  Interest income - listed investments.............................         87,071
  Interest income - direct investments.............................        215,370
                                                                       -----------
    TOTAL INVESTMENT INCOME........................................      1,761,537
                                                                       -----------

EXPENSES
  Advisory fee (Note C).............................................     1,288,386
  Administration, custodian and transfer agent fees.................       328,339
  Directors' fees and expenses (Note C).............................       128,932
  Legal fees........................................................        99,179
  Printing and postage..............................................        49,588
  Shareholder services fee..........................................        42,252
  Insurance.........................................................        35,704
  Audit and tax service fees........................................        19,850
  Amortization of deferred organization expenses (Note A)...........        15,924
  Miscellaneous expenses............................................        13,537
                                                                       -----------
    TOTAL EXPENSES..................................................     2,021,691
                                                                       -----------
NET INVESTMENT LOSS.................................................      (260,154)
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on listed investment transactions.................     2,616,242
Net realized gain on direct investment transactions.................       574,344
Net realized loss on foreign currency transactions..................       (14,623)
                                                                       -----------
                                                                         3,175,963
                                                                       -----------
  Net change in unrealized appreciation on listed investments and
    foreign currency translations....................................   43,457,242
  Net change in unrealized appreciation on direct investments........   12,359,766
                                                                       -----------
                                                                        55,817,008
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS...................................    58,992,971
                                                                       -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS..........................   $58,732,817
                                                                       -----------
                                                                       -----------

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                 SIX MONTHS ENDED
                                                                  APRIL 30, 1997     YEAR ENDED
                                                                    (UNAUDITED)   OCTOBER 31, 1996
                                                                    -----------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss)....................................  $   (260,154)   $    685,856
  Net realized gain on investment and
    foreign currency transactions.................................     3,175,963         323,589
  Net change in unrealized appreciation on
    investments and foreign currency translations.................    55,817,008       4,020,517
                                                                    ------------    ------------
  Net increase in net assets resulting from operations............    58,732,817       5,029,962
                                                                    ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income...........................................      (905,000)       (986,629)
                                                                    ------------    ------------
  Total dividends and distributions to shareholders...............      (905,000)       (986,629)
                                                                    ------------    ------------

CAPITAL SHARE TRANSACTIONS:
  Reinvestment of distributions to shareholders...................             0          42,382
                                                                    ------------    ------------
  Total increase in net assets from capital stock transactions....             0          42,382
                                                                    ------------    ------------
NET INCREASE IN NET ASSETS........................................    57,827,817       4,085,715
                                                                    ------------    ------------

NET ASSETS:
Beginning of period...............................................   143,598,717     139,513,002
                                                                    ------------    ------------
End of period, including undistributed
  net investment loss of ($532,069) and $633,085 respectively.....  $201,426,534    $143,598,717
                                                                    ------------    ------------
                                                                    ------------    ------------

See notes to financial statements.
                                       19

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED
-------------------------------------------------------------------------------

                                    SIX MONTHS ENDED         YEAR ENDED OCTOBER 31,           PERIOD ENDED
                                     APRIL 30, 1997 -----------------------------------------  OCTOBER 31,
                                      (UNAUDITED)     1996       1995       1994       1993     1992 (1)
                                      -----------   --------   --------   --------   --------  -----------
PER SHARE OPERATING PERFORMANCE (2)
Net asset value, beginning of period...  $  13.24   $  12.87   $  15.26   $  17.35   $  14.22   $  13.83(3)
Net investment income (loss)...........      (.02)       .06        .10       (.03)       .04        .02
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions.........................      5.44        .40      (1.88)      (.39)      3.14        .37
                                         --------   --------   --------   --------   --------   --------
Total from investment operations.......      5.42        .46      (1.78)      (.42)      3.18        .39
                                         --------   --------   --------   --------   --------   --------

Less distributions:
  Dividends from net investment
  income...............................      (.09)      (.09)      (.01)      (.02)      (.04)        --
  Dividends in excess of net
  investment income....................        --         --         --       (.07)        --         --
  Distributions from net realized
  capital gains........................        --         --       (.60)      (.82)      (.01)        --
                                         --------   --------   --------   --------   --------   --------
Total distributions....................      (.09)      (.09)      (.61)      (.91)      (.05)        --
                                         --------   --------   --------   --------   --------   --------

Dilution due to rights offering........        --         --         --       (.76)        --         --
                                         --------   --------   --------   --------   --------   --------

Net asset value, end of period.........  $  18.57   $  13.24   $  12.87   $  15.26   $  17.35   $  14.22
                                         --------   --------   --------   --------   --------   --------
                                         --------   --------   --------   --------   --------   --------

Per share market value, end of period..  $  15.00   $  11.75   $  11.75   $  17.25   $  18.50   $  14.00
                                         --------   --------   --------   --------   --------   --------
                                         --------   --------   --------   --------   --------   --------

TOTAL INVESTMENT RETURN
  (BASED ON MARKET VALUE)..............     28.31%      0.74%    (28.39)%     5.38%     32.66%    (6.67)%
                                            -----       ----     ------       ----      -----     -----
                                            -----       ----     ------       ----      -----     -----
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)......  $201,427   $143,599   $139,513   $165,102   $138,932   $113,825
Ratio of expenses to average net assets      2.35%(4)   2.56%      2.55%      2.49%      2.67%      2.34%(4)
Ratio of net investment income (loss)
  to average net assets................     (0.30)%(4)  0.49%      0.78%     (0.11)%     0.24%      0.55%(4)
Portfolio turnover rate................         17%       41%        43%        58%        85%        18%
Average commission rate(5).............   $ 0.0018  $ 0.0017         --         --         --         --

(1) The Fund commenced investment operations on July 17, 1992.
(2) Based on average shares outstanding during the period.
(3) Net of offering costs of ($0.12) per share.
(4) Annualized.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
-------------------------------------------------------------------------------
See notes to financial statements.
                                       20

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of and for the six months ended April 30, 1997, relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two reputable brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Other securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct investments are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. All portfolio securities not denominated in United States (U.S.) dollars are valued in the relevant foreign currency and translated into U.S. dollars at the prevailing foreign exchange rate.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

-------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and will distribute any net realized capital gains annually. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holding of passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, and to make distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

DEFERRED ORGANIZATION EXPENSES: Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to operations ratably over a period of 60 months from the date that the Fund commenced its investment operations.

NOTE B - VALUATION OF DIRECT INVESTMENTS
At April 30, 1997, Direct Investments amounting to $10,458,300 (5.2% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The procedures applied by the Board of Directors in arriving at its estimate of value of such securities comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Investment Manager and Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.
Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
HSBC Asset Management Hong Kong Limited (the "Investment Manager") serves as investment manager pursuant to an investment advisory and management agreement with the Fund. The Fund pays the Investment Manager a fee for its services at an annual rate of 1.50% of the Fund's average weekly net assets. HSBC Private Equity Management Hong Kong Limited (the "Direct Investment Manager") serves as investment manager for the direct investment portfolio pursuant to a direct investment management agreement. For its services, the Direct Investment Manager is paid a fee from the Investment Manager.

-------------------------------------------------------------------------------

For the six months ended April 30, 1997, the Fund incurred commissions on the purchase and sale of securities of $183,086, of which $1,819 was paid to affiliates of the Investment Manager and the Direct Investment Manager.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund.
 The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $12,500 and $7,500, respectively, plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D -- INVESTMENT TRANSACTIONS
For the six months ended April 30, 1997, the Fund had purchases and sales of investment securities, other than short-term securities, of $28,030,267 and $27,370,430, respectively. At April 30, 1997, the cost of investments for federal income tax purposes was $140,164,782. Accordingly, gross unrealized appreciation of investments was $79,937,988, while gross unrealized depreciation of investments was $15,128,321, resulting in net unrealized appreciation of investments of $64,809,667. In addition, the Fund has a capital loss carryforward of $12,055,981, which may be utilized to offset capital gains through October 31, 2003.

NOTE E -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets;
(7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE F -- INSTALLMENT SALE
On September 23, 1994, the Fund entered into an agreement to sell its direct investment in Hollco International Holdings, Ltd. ("Hollco") on an installment basis over a 27-month period. Under the terms of the agreement, the Fund has received proceeds and dividends totaling HK$10,629,814 (US$1,375,050) through April 30, 1997. The Fund has received the final proceed and dividend payments. During 1996 and 1997, after reducing the original cost of Hollco by the proceeds received, to zero, the Fund recognized a gain of US$220,910 and US$138,802, respectively.

THE CHINA
FUND, INC.
OTHER INFORMATION
-------------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING

1) ELECTION OF DIRECTORS - The shareholders of the Fund elected John W. English, Bernard H. Asher and Sir Alan Donald to the board of directors to hold office until the annual meeting of stockholders held in 2000.

                                        FOR          ABSTAIN
                                        ---          -------
          John W. English            7,438,341        80,566
          Bernard H. Asher           7,421,303        97,604
          Sir Alan Donald            7,416,264       102,643


2) RATIFICATION OR REJECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS -The stockholders of the Fund ratified the selection of KPMG Peat Marwick L.L.P. as independent public accountants of the Fund for the fiscal year ending October 31, 1997.

                  FOR           AGAINST            ABSTAIN
                  ---           -------            -------
               7,450,325         36,693            31,748

THE CHINA FUND, INC.
DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
-------------------------------------------------------------------------------

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

THE CHINA FUND, INC.
DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
-------------------------------------------------------------------------------

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

THE CHINA FUND, INC.
-------------------------------------------------------------------------------
UNITED STATES ADDRESS
The China Fund, Inc.
140 Broadway, 5th Floor
New York, NY  10005
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
John W. English,  Director and Chairman of the Board
Bernard H. Asher, Director and President
Sir Alan Donald KCMG, Director
Michael F. Holland,  Director
Burton Levin,  Director
James J. Lightburn,  Director
David F. J. Paterson,  Director
Joe O. Rogers,  Director
Alan Tremain, O.B.E.,  Director
Nigel S. Tulloch,  Director
Thomas R. Callahan,  Vice President, Treasurer and Secretary
Leonard B. Mackey, Jr.,  Assistant Secretary

INVESTMENT MANAGER
HSBC Asset Management Hong Kong Limited

DIRECT INVESTMENT MANAGER
HSBC Private Equity Management Hong Kong Limited

SHAREHOLDER SERVICING AGENT
Dewe Rogerson, Inc.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

LEGAL COUNSEL
Rogers & Wells